UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Dell Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The Special Committee of the Board of Directors of Dell issued the following press release today:

Dell Special Committee Files Investor Presentation

Round Rock, TX, June 5, 2013 — The Special Committee of the Board of Directors of Dell Inc. (NASDAQ: DELL) today filed with the U.S. Securities and Exchange Commission an investor presentation advocating support of the merger agreement between the Company and entities owned by Michael Dell and investment funds affiliated with Silver Lake Partners. The presentation details the following:

•

Why the Board believes the $13.65 per share cash sale to Silver Lake and Michael Dell is the best option for shareholders, including the superior value and certainty it provides relative to all alternatives evaluated and its shifting of Dell’s business risks to the buyer group

•	The Special Committee’s rigorous and objective process to achieve the best possible outcome for shareholders

•	Analysis of Dell’s core PC business, deteriorating PC market fundamentals and the uncertainties and challenges facing Dell in its transformation to an Enterprise Solutions and Services business

•

The Special Committee’s thorough evaluation of a full range of strategic alternatives, including a leveraged recapitalization and the valuation risks resulting from the poor trading prospects for a highly leveraged public equity stub, the risks and uncertainties of continuing shareholder exposure to the PC market, the risks and uncertainties of Dell’s ongoing transformation, and the potential for adverse perceptions among employees, vendors and customers that could affect Dell’s business

•

The significant liquidity gap in the recapitalization proposed by Icahn/Southeastern that could reduce the promised $12.00 per share special dividend to $9.35 per share — and to $8.50 per share if Icahn/Southeastern are the only shareholders electing the equity stub instead of cash.

The Board recommends that stockholders vote “FOR” the $13.65 per share cash sale to Silver Lake and Michael Dell and encourages all Dell stockholders to carefully evaluate the investor presentation as part of their consideration of the transaction.

The investor presentation and other information related to the transaction are available in the “Investor Relations” section of Dell’s website at www.dell.com and at the SEC’s website at www.sec.gov.

About Dell

Dell Inc. (NASDAQ: DELL) listens to customers and delivers worldwide innovative technology, business solutions and services they trust and value. For more information, visit www.Dell.com. You may follow the Dell Investor Relations Twitter account at: http://twitter.com/Dellshares. To communicate directly with Dell, go to www.Dell.com/Dellshares.

Media Contacts for the Special Committee:

Sard Verbinnen & Co

George Sard/Paul Verbinnen/Jim Barron/Matt Benson

(212) 687-8080

Investor Contacts for the Special Committee:

MacKenzie Partners, Inc.

Dan Burch

(212) 929-5748

Charlie Koons

(212) 929-5708

Paul Schulman

(212) 929-5364

Forward-looking Statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy will be mailed to the Company’s stockholders. Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.